UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On December 11, 2023, the Company's board of directors (the "Board") appointed Matthew Buckhalter, the Company's current Interim Chief Financial Officer and Principal Financial Officer to Chief Financial Officer and Principal Financial Officer, effective January 1, 2024. Mr. Buckhalter, 35, brings more than a decade of experience in financial leadership roles in the healthcare industry. Mr. Buckhalter joined Aveanna more than seven years ago and is responsible for corporate and operational finance, business intelligence, FP&A, and investor relations. With Aveanna, Mr. Buckhalter has served as Interim Chief Financial Officer and Principal Financial Officer since July, 2023, and previously served as Aveanna's Senior Vice President of Finance and led the Company’s Investor Relations Group. Moreover, Mr. Buckhalter previously served as Aveanna’s Vice President for Financial Planning and Analysis. Prior to Aveanna, Mr. Buckhalter served as Vice President of Finance for RT Capital. He also has served as a Senior Financial Analyst with Gentiva Health Services in addition to other accounting and financial roles. Mr. Buckhalter received his undergraduate degree in Finance from Florida State University.

In connection with Mr. Buckhalter's appointment to Chief Financial Officer and Principal Financial Offer, the Compensation Committee of the Board ("the Committee") approved an increase in Mr. Buckhalter's base salary to $425,000 per year, as well as an annual target bonus opportunity equal to 75% of base salary, and continued participation in the Company’s long-term equity incentive program.

There are no arrangements or understandings between Mr. Buckhalter and any other persons pursuant to his respective appointment as officer of the Company. There are no family relationships between Mr. Buckhalter and the executive officers or directors of the Company, and there are no other transactions involving the Company and Mr. Buckhalter that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 11, 2023, the Company issued a press release announcing the events described in Item 5.02 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 11, 2023 announcing the appointment of Matt Buckhalter as Chief Financial Officer and Principal Financial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aveanna Healthcare Holdings Inc.
Date:	December 11, 2023	By:	/s/ Shannon Drake
Shannon Drake Chief Legal Officer and Secretary